UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2025

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2025, the stockholders of Intellia Therapeutics, Inc. (the “Company”) approved the Intellia Therapeutics, Inc. 2025 Equity Incentive Plan (the “2025 Plan”) at the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”). The Company’s Board of Directors (the “Board”) had previously approved the 2025 Plan, subject to stockholder approval, on April 28, 2025. The 2025 Plan is the successor to the Company’s 2015 Stock Option and Incentive Plan.

A description of the material terms and conditions of the 2025 Plan are contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”), under the heading “Proposal No. 5 – Approval of the Intellia Therapeutics, Inc. 2025 Equity Incentive Plan” and is incorporated herein by reference. This description is not complete and is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2025, the Company held its Annual Meeting to consider and vote on the five proposals set forth below, each of which is described in detail in the Proxy Statement. The following is a summary of the matters voted on at the Annual Meeting.

a)

The stockholders of the Company elected each of William Chase, Georgia Keresty, Ph.D., M.P.H. and John M. Leonard, M.D., as a class III director, for a three-year term ending at the annual meeting of stockholders to be held in 2028 and until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the class III directors were as follows:

	Votes	Votes		Broker
Name	For	Against	Abstain	Non-Votes
William Chase	62,680,787	1,430,529	402,742	18,310,157
Georgia Keresty, Ph.D., M.P.H.	52,181,824	11,931,333	400,901	18,310,157
John M. Leonard, M.D.	62,998,385	1,440,686	74,987	18,310,157

b)

The stockholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes	Votes		Broker
For	Against	Abstain	Non-Votes
82,132,749	497,811	193,655	-

c)

The stockholders of the Company approved, on a non-binding advisory basis, the compensation of our named executive officers. The results of the stockholders’ vote with respect to the approval of the compensation of our named executive officers were as follows:

Votes	Votes		Broker
For	Against	Abstain	Non-Votes
45,766,969	18,643,930	103,159	18,310,157

d)

The stockholders of the Company voted, on a non-binding advisory basis, for the frequency of future non-binding advisory votes on the compensation of our named executive officers to be every year. The results of the stockholders’ vote with respect to the frequency of future non-binding advisory votes on the compensation of our named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain
63,793,131	45,762	541,908	133,257

Based on these voting results, and the recommendation of the Board that was included in the Proxy Statement, the Company has determined that it will hold future non-binding advisory stockholder votes on the compensation of our named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future non-binding advisory stockholder votes on the compensation of our named executive officers.

e)	The stockholders of the Company approved the Intellia Therapeutics, Inc. 2025 Equity Incentive Plan. The results of the stockholders’ vote with respect to the approval of the plan were as follows:

Votes	Votes		Broker
For	Against	Abstain	Non-Votes
50,814,745	13,605,468	93,845	18,310,157

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Intellia Therapeutics, Inc. 2025 Equity Incentive Plan (incorporated by reference to Exhibit 99.1 of the Registrant's Registration Statement on Form S-8 (File No. 333-287959) filed with the Securities and Exchange Commission on June 11, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Intellia Therapeutics, Inc.

Date: June 12, 2025	By:	/s/ John M. Leonard
Name: John M. Leonard
Title: Chief Executive Officer and President